Exhibit 10.45

ADVISORY AND NON-COMPETITION AGREEMENT EXTENSION

    WHEREAS, on October 17, 2018, Toll Brothers, Inc. (the “Company”) and Robert I. Toll (“RIT”) entered that certain Advisory and Non-Competition Agreement pursuant to which RIT agreed, among other things, to provide certain valuable strategic advisory services to the Company in exchange for the consideration set forth therein during a one-year period commencing on November 1, 2018 and ending on October 31, 2019, which agreement was previously extended to October 31, 2020 (as amended, the “Agreement”); and

WHEREAS, the Company desires for RIT to continue to provide such services to the Company for an additional one-year period, and the Company further desires that RIT continue to be bound by, among other things, his agreement to preserve the Company’s confidences and not compete with the Company as set forth in the Agreement;

WHEREAS, RIT and the Company desire to extend the Agreement for an additional one-year period on substantially the same terms as those set forth in the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of RIT and the Company agree that the term of the Agreement is hereby extended by one year to October 31, 2021 on the same terms and conditions as currently set forth in the Agreement; provided, that in addition to the administrative, bookkeeping and drivers support services set forth in Section 4(c) of the Agreement, the Company shall provide, or assume the cost of, such information technology support services that the Company determines are required to separate Toll family office assets from Company assets and to provide information technology support to the Toll family office for a period of one year.

[SIGNATURE PAGE FOLLOWS]

WHEREFORE, with the intention of being legally bound, RIT and the Company hereby execute this Agreement as of the latest date set forth on the signature line below.

ROBERT I. TOLL	TOLL BROTHERS, INC.

/s/ Robert I. Toll	By:	/s/ Timothy J. Hoban
Date: September 25, 2020	Name:	Timothy J. Hoban
	Title:	Senior Vice President and General Counsel
	Date:	October 16, 2020

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